Exhibit 99.1

H&R BLOCK, INC.

Pro Forma Consolidated Financial Statements

(Unaudited)

Unaudited Pro Forma Consolidated Financial Data. The following unaudited pro forma consolidated financial information of H&R Block, Inc. (the “Company”) gives effect to (i) the sale on August 31, 2015 by the Company of certain assets and liabilities, including all of the deposit liabilities of its subsidiary, H&R Block Bank, a federal savings bank, to BofI Federal Bank, a federal savings bank, and the economic impact of the Program Management Agreement and the Receivables Participation Agreement entered into among the parties thereto in connection therewith (collectively, the “P&A Transaction”); (ii) the repurchase and retirement of 40.5 million shares of the Company’s common stock pursuant to its $1.5 billion “modified Dutch auction” tender offer (the “Offer”) commenced on September 2, 2015, at the maximum offering price stated therein of $37.00 per share (the “Repurchase”); and (iii) the use of $300 million of cash on hand and $1.2 billion in borrowings under the Company’s new line of credit expected to be entered into on or prior to the consummation of the Offer (the “2015 Credit Facility”) to fund the Repurchase (the “Financing” and, together with the P&A Transaction and the Repurchase, the “Transactions”). The unaudited pro forma consolidated statements of income give effect to the Transactions as if they had occurred on May 1, 2014, and the unaudited pro forma consolidated balance sheet gives effect to the Transactions as if they had occurred on July 31, 2015. The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States.

The Company’s historical consolidated financial statements have been adjusted in the unaudited pro forma consolidated financial statements to give effect to pro forma events that management believes are directly attributable to the Transactions, are factually supportable and are expected to have a continuing impact on the statement of income. The unaudited pro forma consolidated financial statements should be read in conjunction with the accompanying notes thereto and the Company’s financial statements and related notes contained in the Company’s 2015 Annual Report on Form 10-K filed with the SEC on June 17, 2015 and its Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2015 filed with the SEC on September 4, 2015.

The unaudited pro forma consolidated financial statements have been presented for informational purposes only and are not necessarily indicative of what the Company’s financial position or results of operations actually would have been had the Transactions occurred as of the dates indicated. In addition, the unaudited pro forma consolidated financial information does not purport to project the future financial position or operating results of the Company. Our future results are subject to prevailing economic and industry specific conditions and financial, business and other known and unknown risks and uncertainties, certain of which are beyond our control. These factors include, without limitation, those described in our filings with the SEC, including under the heading “Risk Factors.”

The unaudited pro forma consolidated financial information is based on information available as of the date hereof and includes adjustments that are preliminary and may be revised. There can be no assurance that such revisions will not result in material changes. There can be no assurance that we will secure the necessary debt financing for the Offer on terms acceptable to us or at all. In addition, the assumed sources of funds for the Repurchase are estimates only and are based on currently available information. We may determine to vary the mix of cash, borrowings and other incremental debt to fund the Repurchase at the time of consummation thereof.

  H&R BLOCK

PRO FORMA CONSOLIDATED INCOME STATEMENT

Unaudited, amounts in thousands, except per share data

	For the year ended April 30, 2015
	As Reported	Adjustments for P&A Transaction		Reclassifications after P&A Transaction		Pro Forma for P&A Transaction		Adjustments for the Offer		Pro Forma for the Offer
Revenues:
Service revenues	$2,651,057	$(8,046	) (a)	$—		$2,643,011		$—		$2,643,011
Royalty, interest and other revenues	427,601	(7,041	) (a)	(25,986	) (e)	394,574		—		394,574

	3,078,658	(15,087)		(25,986)		3,037,585		—		3,037,585

Operating expenses:
Cost of revenues:
Compensation and benefits	852,480	—		—		852,480		—		852,480
Occupancy and equipment	378,624	—		—		378,624		—		378,624
Provision for bad debt and loan losses	74,993	(2,408	) (a)	—		72,585		—		72,585
Depreciation and amortization	111,861	—		—		111,861		—		111,861
Other	212,532	11,959	(a)	(2,971	) (e)	229,020	(i)	—		229,020	(i)
		7,500	(b)	—

	1,630,490	17,051		(2,971)		1,644,570	(i)	—		1,644,570	(i)
Selling, general and administrative:
Marketing and advertising	273,682	—		—		273,682		—		273,682
Compensation and benefits	238,527	—		—		238,527		—		238,527
Amortization of intangibles	47,943	—		—		47,943		—		47,943
Other selling, general and administrative	93,350	(1,718	) (c)	—		91,632		—		91,632

	653,502	(1,718)		—		651,784		—		651,784

	2,283,992	15,333		(2,971)		2,296,354	(i)	—		2,296,354	(i)

Other income	1,314	—		25,986	(e)	27,300		—		27,300
Interest expense on borrowings	(45,246)	—		—		(45,246)		(21,902	) (f)	(67,148)
Other expense	(7,929)	—		(2,971	) (e)	(10,900)		—		(10,900)

Income from continuing operations before taxes	742,805	(30,420)		—		712,385	(i)	(21,902)		690,483	(i)
Income tax (benefit)	256,061	(11,844	) (d)	—		244,217		(8,528	) (d)	235,689

Net income from continuing operations	486,744	(18,576)		—		468,168	(i)	(13,374)		454,794	(i)
Net loss from discontinued operations	(13,081)	—		—		(13,081)		—		(13,081)

Net income	$473,663	$(18,576)		$—		$455,087	(i)	$(13,374)		$441,713	(i)

Basic Earnings (Loss) Per Share:
Continuing operations	$1.77	$(0.07)				$1.70		$0.22		$1.92
Discontinued operations	(0.05)	—				(0.05)		(0.01)		(0.06)

Consolidated	$1.72	$(0.07)				$1.65		$0.21		$1.86	(g),(h)

Diluted Earnings (Loss) Per Share:
Continuing operations	$1.75	$(0.07)				$1.68		$0.22		$1.90
Discontinued operations	(0.04)	—				(0.04)		(0.02)		(0.06)

Consolidated	$1.71	$(0.07)				$1.64		$0.20		$1.84	(g),(h)

Weighted average shares outstanding:
Basic	275,033							(38,007	) (g)	237,026
Diluted	277,136							(38,007	) (g)	239,129

(a)	Reflects reductions and/or increases in revenues and certain expenses from Emerald Cards, Emerald Advances and Refund Transfers pursuant to the terms of the PMA and the RPA.
(b)	Reflects the annual program fee required to paid pursuant to the PMA.
(c)	Reflects certain expenses that will not recur subsequent to the P&A Transaction as a result of the Company no longer having a federal savings bank.
(d)	Assumes a pro forma tax rate of 38.94%.
(e)	Reclassifications represent revenues and expenses related to mortgage loans held for investment and available for sale securities that were central to the operating activities of, and satisfied a regulatory requirement of, HRB Bank, which will no longer be central to the operating activities of the Company after the closing of the P&A Transaction. As a result, these items will be presented as non-operating income and expenses in the Company’s future reporting.
(f)	Assumes borrowings of $1.2 billion under the 2015 Credit Facility at an assumed interest rate of 1.83%. We may determine to substitute some or all of the borrowings under the 2015 Credit Facility with other incremental debt issued on or prior to the closing of the Offer to fund the Repurchase. Any other debt issuances may be on terms that differ from the 2015 Credit Facility, including interest that may be at rates higher than the assumed rate on the 2015 Credit Facility. For every 0.125% increase/decrease in our interest rate our interest expense would change by approximately $1.5 million per year. We may determine to vary the mix of cash, borrowings and other incremental debt to fund the Repurchase at the time of the consummation thereof.
(g)	Reflects the Repurchase of 40.5 million shares of the Company’s common stock at $37.00 per share, the maximum purchase price in the Offer, for an aggregate purchase price of $1.5 billion. Assumes the Financing consists of $300 million of cash on hand and $1.2 billion in borrowings under the 2015 Credit Facility. See note (f) above. We may determine to vary the mix of cash, borrowings and other incremental debt to fund the Repurchase at the time of the consummation thereof.
(h)	Assuming the Repurchase of $1.5 billion in shares at $32.25 per share, the lowest purchase price in the Offer, the impact of the increase in the number of shares repurchased on EPS would be as follows:

	Basic EPS	Diluted EPS
Continuing operations	$1.96	$1.94
Discontinued operations	(0.05)	(0.05)

Consolidated	$1.91	$1.89

(i)	Amount has been revised to give effect to the pro forma adjustment as described in (b) above, correcting an error in the pro forma financial statements included with Form 8-K filed September 4, 2015.

  H&R BLOCK

PRO FORMA CONSOLIDATED INCOME STATEMENT

Unaudited, amounts in thousands, except per share data

	For the three months ended July 31, 2015
	As Reported	Adjustments for P&A Transaction		Reclassifications after P&A Transaction		Pro Forma for P&A Transaction	Adjustments for the Offer		Pro Forma for the Offer
Revenues:
Service revenues	$118,434	$(1,520	) (a)	$—		$116,914	$—		$116,914
Royalty, interest and other revenues	19,284	(216	) (a)	(6,508	) (e)	12,560	—		12,560

	137,718	(1,736)		(6,508)		129,474	—		129,474

Operating expenses:		—
Cost of revenues:
Compensation and benefits	55,789	—		—		55,789	—		55,789
Occupancy and equipment	89,855	—		—		89,855	—		89,855
Provision for bad debt and loan losses	2,005	—		—		2,005	—		2,005
Depreciation and amortization	27,084	—		—		27,084	—		27,084
Other	38,775	64	(a)	(1,019	) (e)	39,695	—		39,695
		1,875	(b)	—			—

	213,508	1,939		(1,019)		214,428	—		214,428
Selling, general and administrative:
Marketing and advertising	8,531	—		—		8,531	—		8,531
Compensation and benefits	54,669	—		—		54,669	—		54,669
Amortization of intangibles	13,010	—		—		13,010	—		13,010
Other selling, general and administrative	21,982	(267	) (c)	—		21,715	—		21,715

	98,192	(267)		—		97,925	—		97,925

	311,700	1,672		(1,019)		312,353	—		312,353

Other income	433	—		6,508	(e)	6,941	—		6,941
Interest expense on borrowings	(8,575)	—		—		(8,575)	(5,461	) (f)	(14,036)
Other expense	(4,985)	—		(1,019	) (e)	(6,004)	—		(6,004)

Loss from continuing operations before taxes	(187,109)	(3,408)		—		(190,517)	(5,461)		(195,978)
Income tax benefit	(90,604)	(1,275	) (d)	—		(91,879)	(2,043	) (d)	(93,922)

Net loss from continuing operations	(96,505)	(2,133)		—		(98,638)	(3,418)		(102,056)
Net loss from discontinued operations	(3,154)	—		—		(3,154)	—		(3,154)

Net loss	$(99,659)	$(2,133)		$—		$(101,792)	$(3,418)		$(105,210)

Basic Loss Per Share:
Continuing operations	$(0.35)	$(0.01)				$(0.36)	$(0.06)		$(0.42)
Discontinued operations	(0.01)	—				(0.01)	—		(0.01)

Consolidated	$(0.36)	$(0.01)				$(0.37)	$(0.06)		$(0.43	) (g),(h)

Diluted Loss Per Share:
Continuing operations	$(0.35)	$(0.01)				$(0.36)	$(0.06)		$(0.42)
Discontinued operations	(0.01)	—				(0.01)	—		(0.01)

Consolidated	$(0.36)	$(0.01)				$(0.37)	$(0.06)		$(0.43	) (g),(h)

Weighted average shares outstanding:
Basic	275,765						(30,405	) (g)	245,360
Diluted	275,765						(30,405	) (g)	245,360

(a)	Reflects reductions and/or increases in revenues and certain expenses from Emerald Cards, Emerald Advances and Refund Transfers pursuant to the terms of the PMA and the RPA.
(b)	Reflects the pro forma quarterly impact of the annual program fee required to be paid pursuant to the PMA.
(c)	Reflects certain expenses that will not recur subsequent to the P&A Transaction as a result of the Company no longer having a federal savings bank.
(d)	Assumes a pro forma tax rate of 37.41%.
(e)	Reclassifications represent revenues and expenses related to mortgage loans held for investment and available for sale securities that were central to the operating activities of, and satisfied a regulatory requirement of, HRB Bank, which will no longer be central to the operating activities of the Company after the closing of the P&A Transaction. As a result, these items will be presented as non-operating income and expenses in the Company’s future reporting.
(f)	Assumes borrowings of $1.2 billion under the 2015 Credit Facility at an assumed annual interest rate of 1.83%. We may determine to substitute some or all of the borrowings under the 2015 Credit Facility with other incremental debt issued on or prior to the closing of the Offer to fund the Repurchase. Any other debt issuances may be on terms that differ from the 2015 Credit Facility, including interest that may be at rates higher than the assumed rate on the 2015 Credit Facility. For every 0.125% increase/decrease in our interest rate our interest expense would change by approximately $1.5 million per year. We may determine to vary the mix of cash, borrowings and other incremental debt to fund the Repurchase at the time of the consummation thereof.
(g)	Reflects the Repurchase of 40.5 million shares of the Company’s common stock at $37.00 per share, the maximum purchase price in the Offer, for an aggregate purchase price of $1.5 billion. Assumes the Financing consists of $300 million of cash on hand and $1.2 billion in borrowings under the 2015 Credit Facility. See note (f) above. We may determine to vary the mix of cash, borrowings and other incremental debt to fund the Repurchase at the time of the consummation thereof.
(h)	Assuming the Repurchase of $1.5 billion in shares at $32.25 per share, the lowest purchase price in the Offer, the impact of the increase in the number of shares repurchased on EPS would be as follows:

	Basic Loss Per Share	Diluted Loss Per Share
Continuing operations	$(0.42)	$(0.42)
Discontinued operations	(0.02)	(0.02)

Consolidated	$(0.44)	$(0.44)

H&R BLOCK

PRO FORMA CONSOLIDATED BALANCE SHEET

Unaudited, amounts in thousands, except per share data

	As of July 31, 2015
	As Reported	Adjustments for P&A Transaction		Pro Forma for P&A Transaction	Adjustments for the Offer		Pro Forma for the Offer
ASSETS:
Cash and cash equivalents	$1,299,382	$(477,144	) (a)	$822,238	$(300,000	) (b)	$522,238
Cash and cash equivalents - restricted	61,040	—		61,040	—		61,040
Receivables, net	103,194	—		103,194	—		103,194
Deferred tax assets and income taxes receivable	160,390	—		160,390	—		160,390
Prepaid expenses and other current assets	80,993	—		80,993	—		80,993
Investments in available-for-sale securities	406,360	—		406,360	—		406,360

Total current assets	2,111,359	(477,144)		1,634,215	(300,000)		1,334,215
Mortgage loans held for investment, net	230,130	—		230,130	—		230,130
Property and equipment, net	297,321	—		297,321	—		297,321
Intangible assets, net	417,009	—		417,009	—		417,009
Goodwill	454,394	—		454,394	—		454,394
Deferred tax assets and income taxes receivable	11,377	—		11,377	—		11,377
Other noncurrent assets	111,101	—		111,101	—		111,101

Total assets	$3,632,691	$(477,144)		$3,155,547	$(300,000)		$2,855,547

LIABILITIES:
Customer banking deposits	$476,732	$(476,732	) (a)	$—	$—		$—
Accounts payable and accrued expenses	116,855	—		116,855	—		116,855
Accrued salaries, wages and payroll taxes	33,447	—		33,447	—		33,447
Accrued income taxes	245,541	—		245,541	—		245,541
Current portion of long-term debt	799	—		799	—		799
Deferred revenue and other current liabilities	316,880	—		316,880	—		316,880

Total current liabilities	1,190,254	(476,732)		713,522	—		713,522
Long-term debt	505,197	—		505,197	1,200,000	(b)	1,705,197
Deferred tax liabilities and reserves for uncertain tax positions	137,603	—		137,603	—		137,603
Deferred revenue and other noncurrent liabilities	130,210	(412	) (a)	129,798	—		129,798

Total liabilities	1,963,264	(477,144)		1,486,120	1,200,000		2,686,120

STOCKHOLDERS’ EQUITY:
Common stock	3,166	—		3,166	(405	) (b)	2,761
Additional paid-in capital	773,783	—		773,783	(24,324	) (b)	749,459
Accumulated other comprehensive income	(8,234)	—		(8,234)	—		(8,234)
Retained earnings	1,679,234	—		1,679,234	(1,475,271	) (b)	203,963
Less treasury shares, at cost	(778,522)	—		(778,522)	—		(778,522)

Total stockholders’ equity	1,669,427	—		1,669,427	(1,500,000)		169,427

Total liabilities and stockholders’ equity	$3,632,691	$(477,144)		$3,155,547	$(300,000)		$2,855,547

Book value per share:	$6.04						$0.72 (c)

(a)	Reflects the transfer of customer banking deposits to BofI in accordance with the P&A Transaction.
(b)	Reflects the Repurchase of 40.5 million shares of the Company’s common stock at $37.00 per share, the maximum purchase price in the Offer, for an aggregate purchase price of $1.5 billion. Assumes the Financing consists of $300 million of cash on hand and $1.2 billion in borrowings under the 2015 Credit Facility. The Credit Facility is expected to have a term of 5 years. We may determine to substitute some or all of the borrowings under the 2015 Credit Facility with other incremental debt issued on or prior to the closing of the Offer to fund the Repurchase. Any other debt issuances may be on terms that differ from the 2015 Credit Facility, including interest that may be at rates higher than the assumed rate on the 2015 Credit Facility. We may determine to vary the mix of cash, borrowings and other incremental debt to fund the Repurchase at the time of the consummation thereof.
(c)	Pro forma book value per share reflects pro forma stockholders’ equity at July 31, 2015 of $169.4 million divided by pro forma common shares outstanding at July 31, 2015 calculated as follows:

(shares in thousands)	Assumes $37.00 purchase price	Assumes $32.25 purchase price
Shares issued at July 31, 2015, as reported	316,628	316,628
Less: Treasury shares at July 31, 2015	(40,312)	(40,312)

Shares outstanding at July 31, 2015	276,316	276,316
Less: Shares assumed Repurchased (see (b) above)	(40,541)	(46,512)

Pro Forma shares outstanding at July 31, 2015	235,775	229,804
Book value per share	$0.72	$0.74

On a pro forma basis after giving effect to the Transactions, fixed charges would have exceeded earnings by approximately $196 million for the three months ended July 31, 2015.

	As Reported	Pro Forma for the Offer
Pretax income (loss) from continuing operations	$(187,109)	$(195,978)
Add: Fixed charges (1)	26,307	31,632

Total earnings before income taxes and fixed charges (1)	$(160,802)	$(164,346)

Ratio of earnings to fixed charges	—	—

(1)	Amount has been revised to remove $466 thousand in fixed charges, correcting an error in the pro forma financial statements included with Form 8-K field September 4, 2015.